SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 29, 2002
                                                     --------------

                                Zeta Corporation
                                ----------------
             (Exact name of registrant as specified in its charter)



Florida                               000-29819                58-2349413
-------                               ---------                ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                         Identification Number)


1628 West 1st Avenue, Suite 216, Vancouver, British Columbia           V6J 1G1
------------------------------------------------------------           -------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5018
                                                      --------------


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5.  Other Events.

     At a board of directors meeting held on April 26th, 2002, the Company's Board of Directors agreed to issue 2,160,000 shares of its common stock at a price of $0.05 per share in exchange for satisfaction of a debt owed to Harmel
S. Rayat, a director of the Company. The debt was for a total of $108,000.00 due for management fees.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                ZETA CORPORATION


                                                      By: /s/ Harvinder Dhaliwal
                                                      --------------------------
                                                   Harvinder Dhaliwal, Director,
                                                   Secretary/Treasurer

Date: April 29, 2002